Goodwill	12 Months Ended
Jun. 30, 2025
Goodwill [Abstract]
GOODWILL

NOTE F - GOODWILL

Goodwill of $14.5 million was originally recorded in March 2005 when the Company, as part of its initial public offering, purchased Frankfort First Bancorp, Inc., with a portion of the stock and cash proceeds from the offering. The Company had $14.5 million of goodwill net of impairment losses of $13.6 million and $0 at June 30, 2020 and 2019, respectively. During the fiscal year ended June 30, 2020, a prolonged decline in the stock price of the Company exacerbated by the COVID-19 pandemic and its related economic impact led to management’s performance of a goodwill impairment analysis as of June 30, 2020. Based on the results of this analysis and in conjunction with management’s early adoption of ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, the estimated fair value of the Company was less than book value, resulting in a $13.6 million goodwill impairment charge. Goodwill impairment exists when a Company’s reporting unit’s carrying value of goodwill exceeds its fair value. Subsequently, further decreases in stock price in the year ended June 30, 2024 led to the carrying value of goodwill exceeding the fair value. Testing done in the year of 2024 indicated this and led to an impairment charge of the entire amount of $947,000.